UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2020

Date of Report (Date of earliest event reported)

EMCORE CORPORATION

Exact Name of Registrant as Specified in its Charter

New Jersey	001‑36632	22‑2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, California, 91803

Address of principal executive offices, including zip code

(626) 293‑3400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 5, 2020, EMCORE Corporation (the “Company”) issued a press release and filed a Form 8-K (“Initial Form 8-K”) disclosing its financial results for its first fiscal quarter ended December 31, 2019. A copy of the press release was attached as Exhibit 99.1 to the Initial Form 8-K. Subsequent to that filing, the Company determined that: (a) Broadband Segment Gross Margin should have been reported as 25%, a 54% increase from the three months ended September 30, 2019, rather than 26%, a 55% increase from the three months ended September 30, 2019; (b) Non-GAAP Broadband Segment Profit should have been reported as $2.4 million, a $2.3 million increase from the three months ended September 30, 2019, rather than $2.5 million, a $2.4 million increase from the three months ended September 30, 2019; and (c) in the Reconciliation of GAAP to Non-GAAP Financial Measures tables included in the Initial Form 8-K, (i) Gross Profit should have been reported as $7.474 million rather than $7.493 million, (ii) Non-GAAP Gross Profit should have been reported as $7.627 million rather than $7.646 million, (iii) Broadband segment Gross Profit should have been reported as $2.987 million rather than $3.005 million, and (iv) Broadband segment Non-GAAP Gross Profit should have been reported as $3.048 million rather than $3.066 million. As a result, the Company is filing this Form 8-K/A to furnish the Company’s condensed consolidated financial statements for its first fiscal quarter ended December 31, 2019, as revised to include the foregoing corrections. Other than these corrections, no other changes were made to the Company’s condensed consolidated financial statements attached to the Initial Form 8-K. The disclosure in Item 2.02 and the exhibit title in Item 9.01 in this Form 8-K/A refer to the corrected press release revised as described above.

Item 2.02          Results of Operations and Financial Condition.

On February 5, 2020, EMCORE Corporation (the “Registrant”) issued a press release disclosing its financial results for its first fiscal quarter ended December 31, 2019. A copy of this press release is attached as Exhibit 99.1 to this Current Report.

The information in this Current Report, including Exhibit 99.1 hereto, shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. Furthermore, the information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated February 5, 2020, issued by EMCORE Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
	Name:	Tom Minichiello
Dated: February 6, 2020	Title:	Chief Financial Officer